UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report August 26, 2024

Loar Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42030	82-2665180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 New King Street
White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 909-1311

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LOAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2024, Loar Holdings Inc. (the “Registrant,” “we,” “us” or “our”), Loar Group Inc., (“Loar Group”) certain subsidiary guarantors, certain lenders, First Eagle Alternative Credit, LLC, as administrative agent for the lenders and as collateral agent for the secured parties, and Citibank, N.A., as the revolving administrative agent, entered into the Sixteenth Amendment to Credit Agreement (the "Credit Agreement Amendment" and the existing credit agreement as amended thereby, the "Credit Agreement") pursuant to which, among other things, the Registrant amended its existing credit agreement to make available to Loar Group an incremental term loan in an aggregate principal amount equal to $360 million for purposes of (i) paying a portion of the consideration payable by it pursuant to the terms of that certain purchase agreement (the "Purchase Agreement") by and among Loar Group, Applied Avionics, Inc., a Texas corporation ("AAI"), AAI Holdings, Inc., a Delaware corporation ("AAI Parent"), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of AAI Parent (“Representative”), pursuant to which Loar Group agreed to purchase from AAI Parent all the issued and outstanding equity interests of AAI, (ii) paying fees and expenses incurred in connection with the foregoing, and (iii) otherwise to fund working capital and general corporate purposes. The Credit Agreement contains representations and warranties, covenants and events of default customary for agreements of this type.

The lenders party to the Credit Agreement Amendment include certain affiliates of Blackstone Alternative Credit Advisors LP. Affiliates of Blackstone Alternative Credit Advisors LP held approximately 14% of the shares of the Registrant's common stock outstanding as of the closing of its initial public offering on April 29, 2024.

The above summary of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed by the Registrant with the U.S. Securities and Exchange Commission on July 22, 2024, Loar Group , a wholly owned subsidiary of the Registrant, entered into the Purchase Agreement with AAI, AAI Parent, and Representative, solely in its capacity as the representative of AAI Parent, pursuant to which Loar Group agreed to purchase from AAI Parent all the issued and outstanding equity interests of AAI. Incorporated in 1968, AAI designs, develops, and manufactures highly engineered avionics interface solutions.

On August 26, 2024, upon the terms and subject to the conditions set forth in the Purchase Agreement, Loar Group completed its acquisition of AAI from AAI Parent. The aggregate cash consideration paid to AAI Parent was $384.5 million, $2 million of which was deposited with an escrow agent to be held pending finalization of customary purchase price adjustments contained in the Purchase Agreement. The acquisition was financed through cash on hand and borrowing available under the Credit Agreement. The lenders party to the Credit Agreement include certain affiliates of Blackstone Alternative Credit Advisors LP. Affiliates of Blackstone Alternative Credit Advisors LP held approximately 14% of the shares of the Registrant’s common stock outstanding as of the closing of our initial public offering on April 29, 2024.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On August 26, 2024, the Registrant issued a press release announcing the completion of its acquisition of AAI from AAI Parent. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in this Item 7.01 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

10.1 10.2 99.1 104

Sixteenth Amendment to Credit Agreement, dated as of August 26, 2024, by and among Loar Group Inc., Loar Holdings Inc., the other guarantors party thereto from time to time, the lenders party thereto from time to time, First Eagle Alternative Credit, LLC, as administrative agent for the lenders and as collateral agent for the secured parties, and Citibank, N.A., as the revolving administrative agent.

Purchase Agreement, dated as of July 18, 2024, by and among AAI Holdings, Inc., a Delaware corporation, Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of AAI Holdings, Inc., a Delaware corporation, Applied Avionics, Inc., a Texas corporation, and Loar Group Inc., a Delaware corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Loar Holdings Inc. with the Securities and Exchange Commission on July 22, 2024).

Press Release, dated August 26, 2024.

Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 26, 2024	By:	/s/ Michael Manella
Vice President, General Counsel and Secretary